Exhibit 10.65

FIRST AMENDMENT TO

CREDIT AGREEMENT AND GUARANTEE

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 1, 2014, is entered into by and between TRIBUTE PHARMACEUTICALS CANADA INC., a corporation incorporated under the laws of Ontario, Canada (“Borrower”), each of the financial institutions from time to time party hereto (individually each a “Lender” and collectively “Lenders”) and SWK FUNDING LLC, a Delaware limited liability company, in its capacity as administrative agent for the other Lenders (in such capacity, “Agent”).

RECITALS

WHEREAS, Borrower and Agent entered into that certain (i) Credit Agreement dated as of August 8, 2013, (as the same may be further amended, modified or restated from time to time, being hereinafter referred to as the “Credit Agreement”) and (ii) Guarantee and Collateral Agreement dated as of August 8, 2013 (as the same may be further amended, modified or restated from time to time, being hereinafter referred to as the “Guarantee”); and

WHEREAS, Borrower and Agent desire to amend the Credit Agreement and Guarantee as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:

ARTICLE I

Definitions

Capitalized terms used in this Amendment are defined in the Credit Agreement unless otherwise stated.

ARTICLE II

Amendments to Credit Agreement and Guarantee

2.1 Amendment to Annex I to Credit Agreement. Effective as of the First Amendment Effective Date, Annex I to the Credit Agreement is hereby amended and restated in its entirety to read as follows:

Lender	Term Loan Commitment	Pro Rata Term Loan Share
SWK Funding LLC	100%	$17,000,000

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2 Amendment to Exhibit D to Credit Agreement. Effective as of the First Amendment Effective Date, Exhibit D to the Credit Agreement is hereby amended and restated in the form attached hereto as Exhibit A.

2.3 Amendment to Schedules to Credit Agreement. Effective as of the First Amendment Effective Date, the Schedules to the Credit Agreement are hereby amended and restated in the forms attached hereto as Exhibit B, as applicable.

2.4 Amendments to Section 1.1 of the Credit Agreement.

(a) Effective as of the First Amendment Effective Date, Section 1.1 of the Credit Agreement is amended by adding the following definitions thereto in its appropriate alphabetical order:

“Aggregate Revenue has the meaning set forth in Section 2.9(a).”

“First Amendment Effective Date means October 1, 2014.”

(b) Effective as of the First Amendment Effective Date, the following definitions in Section 1.1 of the Credit Agreement are hereby amended and restated in their entirety to read as follows:

“Subsequent Term Loan Warrant means a warrant to be issued to SWK by Borrower, in the form attached hereto as Exhibit D, on or prior to the date of any subsequent Term Loan made by Lenders pursuant to Section 2.2.2 on or after the First Amendment Effective Date.”

“Term Loan Commitment means $17,000,000.”

“Term Loan Maturity Date means December 31, 2018 or such earlier date on which the Commitments terminate pursaunt to Section 8.”

2.5 Amendment to Section 2.2 of the Credit Agreement. Effective as of the First Amendment Effective Date, Section 2.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

“2.2 Loan Procedures

2.2.1 Prior Advances and Advance on First Amendment Effective Date.

On the Closing Date, Lenders advanced to Borrower an amount equal to Six Million and No/100 Dollars ($6,000,000), and on or about February 4, 2014, Lenders advanced an additional Two Million and No/100 Dollars ($2,000,000) to Borrower. Borrower, Agent and Lenders hereby agree and acknolwedge that, as of the First Amendment Effective date (and immediately prior to the subsequent Advance described in the next sentence), the outstanding principal balance of the Term Loan is Eight Million and No/100 Dollars ($8,000,000). On the First Amendment Effective Date, Lenders shall advance to Borrower an additional Six Million and No/100 Dollars ($6,000,000) upon satisfaction by Borrower of the conditions to closing described in that certain First Amendment to Credit Agreement and Guarantee dated as of the First Amendment Effective Date

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.2.2 Subsequent Term Loan

Upon Agent’s receipt of a written request from Borrower for a subsequent advance of the Loan during the period beginning on the First Amendment Effective Date and ending December 31, 2015, Lenders shall, so long as (i) no Default or Event of Default has occurred and is continuing and (ii) Agent shall have received the fully-executed Subsequent Term Loan Warrant, make one additional advance (within thirty (30) days of receipt by Agent of such written request for advance) to Borrower in an amount equal to Three Million and No/100 Dollars ($3,000,000).”

2.6 Amendment to Section 2.8.2(b) of the Credit Agreement. Effective as of the First Amendment Effective Date, Section 2.8.2(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(b) Subject to Section 2.8.2(c) and Section 2.9.3(c), if Borrower makes any prepayment of the Term Loans under Section 2.8.2(a), it shall pay to the Lenders on the date of such prepayment a prepayment premium as follows: (i) if such prepayment is made on or after the First Amendment Effective Date but prior to the first anniversary of the First Amendment Effective Date, 4% of the aggregate amount of the Term Loans so prepaid, (ii) if such prepayment is made on or after the first anniversary of the First Amendment Effective Date but prior to the second anniversary of the First Amendment Effective Date, 3% of the aggregate amount of the Term Loans so prepaid, (iii) if such prepayment is made on or after the second anniversary of the First Amendment Effective Date but prior to the third anniversary of the First Amendment Effective Date, 1% of the aggregate amount of the Term Loans so prepaid and (iv) if such prepayment is made on or after the third anniversary of the First Amendment Effective Date no prepayment premium shall be due and owing in connection therewith.”

2.7 Amendment to Section 2.9.1(a) of the Credit Agreement. Effective as of the First Amendment Effective Date, Section 2.9.1(a) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(a) During the period commencing on the First Amendment Effective Date until the Obligations are Paid in Full, Borrower promises to pay, for the account of each Lender according to its Pro Rata Term Loan Share, an amount based on a percentage of the aggregate of Net Sales, Royalties and any other income or revenue actually received by (or otherwise recognized by in accordance with GAAP) Borrower or its Subsidiary (the “Aggregate Revenue”) in each Fiscal Quarter (the “Revenue-Based Payment”), which will be applied to the Obligations as provided in Section 2.9.1(b). The Revenue-Based Payment with respect to each Fiscal Quarter shall be payable on the Payment Date next following the end of such Fiscal Quarter. Commencing with the Fiscal Quarter ending September 30, 2014, the Revenue-Based Payment with respect to each Fiscal Quarter shall be equal to the difference between (x) the aggregate Revenue-Based Payments payable from January 1 of the Fiscal Year of which the Fiscal Quarter is part through the end of such Fiscal Quarter, calculated as the sum of:

(i) eighteen percent (18%) of the Aggregate Revenue up to $10,000,000 in such Fiscal Year; and

(ii) twelve and one-half of one percent (12.5%) of Aggregate Revenue in excess of $10,000,000,

and (y) the amount of Revenue-Based Payments, if any, made with respect to prior Fiscal Quarters in such Fiscal Year, if any.

The Revenue-Based Payment (A) is payable solely upon the Aggregate Revenue in a Fiscal Year, and will not be calculated on a cumulative, year-over-year basis and (B) shall be calculated using the Average Exchange Rate applicable to such period being measured as described in this Section 2.9.1(a).”

2.8 Amendment to Section 2.9.1(b) of the Credit Agreement. Effective as of the First Amendment Effective Date, clause (iv) of Section 2.9.1(b) of the Credit Agreement is amended and restated in its entirety to read as follows:

“(iv) FOURTH, as it relates to each Payment Date on or after Payment Date in April 2015, to the payment of all principal of the Loans, pro rata based on each Lender’s Pro Rata Term Loan Share, up to an aggregate amount of $1,000,000 on any Payment Date;”

2.9 Amendment to Section 7.13.2 of the Credit Agreement. Effective as of the First Amendment Effective Date, Section 7.13.2 of the Credit Agreement is amended and restated in its entirety to read as follows:

“7.13.2 Minimum Net Sales.

Not permit the aggregate Net Sales and Royalties for the twelve consecutive month period ending on the last Business Day of any Fiscal Quarter to be less than the applicable amount set forth below for such period.

Minimum LTM Net Sales and Royalties ( in millions of Canadian Dollars) as of the end of:

Q1 2015			Q2 2015			Q3 2015			Q4 2015			Q1 2016			Q2 2016 and each Fiscal Quarter thereafter
$	[*]	(1)	$	[*]	(1)	$	[*]	(1)	$	[*]	(1)	$	[*]	(1)	$	[*]	(1)

(1) [*] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portion.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.10 Amendment to Schedules to Guarantee. Effective as of the First Amendment Effective Date, Schedules 5 and 6 of the Guarantee are hereby amended and restated in the forms attached hereto as Exhibit C, as applicable.

ARTICLE III

Conditions Precedent and Post-Closing Obligations

3.1 The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent:

A. Agent shall have received this Amendment duly executed by Borrower.

B. Agent shall have received, for the benefit of Lenders, a non-refundable commitment fee in the amount of Ninety Thousand and NO/100 Dollars ($90,000.00) with respect to the increase of the Commitments.

C. Agent shall have received a Consolidated Amended and Restated Promissory Note duly executed by Borrower, as maker, and SWK, as payee, in the amount of $14,000,000, and otherwise in form and substance acceptable to Agent.

D. Agent shall have received a warrant issued to SWK by Borrower on the First Amendment Effective Date in form and substance acceptable to Agent.

E. Agent shall have received evidence acceptable to Agent that the purchase by Borrower of those certain pharmaceutical products heretofore marketed by Novartis Pharma AG and Novartis AG in Canada under the trade names Fiorinal, Fiorinal C, Visken and Viskazide will be consummated on or about the date hereof pending the advance of $6,000,000 contemplated in Section 2.5 of this Amendment.

F. Agent shall have received the opinion of Borrower’s legal counsel in form and substance acceptable to Agent.

G. The representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.

H. No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.

I. All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent; and Borrower shall provide to Agent a secretary’s certificate with resolutions in form and substance acceptable to Agent.

3.2 Borrower shall, within five (5) Business Days of the date hereof, deliver to Agent an amendment to the IP Security Agreement, or an additional intellectual property security agreement in substantially the form delivered on the Closing Date, in either such case addressing the additional intellectual property set forth in the updated Schedules attached hereto and otherwise in form and substance acceptable to Agent.

ARTICLE IV

Ratifications, Representations and Warranties

4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.

4.2 Representations and Warranties. Borrower hereby represents and warrants to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the organizational documents of Borrower; (b) Borrower’ directors have authorized the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date); (d) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; (e) Borrower is in full compliance in all material respects with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (f) except as disclosed to Agent, Borrower has not amended its organizational documents since the date of the Credit Agreement.

CERTAIN PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED BASED UPON A REQUEST FOR CONFIDENTIAL TREATMENT AND THE NON-PUBLIC INFORMATION HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE V

Miscellaneous Provisions

5.1 Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them.

5.2 Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

5.3 Expenses of Agent. As provided in the Credit Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by Agent and each Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the reasonable costs and fees of legal counsel.

5.4 Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

5.5 Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.

5.6 Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 5.6, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment.

5.7 Effect of Waiver. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.

5.8 Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.9 Applicable Law. THE TERMS AND PROVISIONS OF SECTIONS 10.17 (GOVERNING LAW) AND 10.18 (FORUM SELECTION; CONSENT TO JURISDICTION) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN.

5.10 Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND AGENT.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above-written.

BORROWER:

TRIBUTE PHARMACEUTICALS CANADA INC., a corporation organized under the laws of Ontario, Canada, as Borrower

By:	/s/ Scott Langille
Name: Scott Langille
Title: Chief Financial Officer

AGENT AND LENDER:

SWK FUNDING LLC,
as Agent and a Lender

By:	/s/ Winston Black
Name: Winston Black
Title: Managing Director

Exhibit A

Exhibit D to Credit Agreement

(Form of Subsequent Warrant)

[See attached]

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE •.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, IF IN EACH CASE AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON EXCHANGES IN CANADA.

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT, OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE UNDERLYING SECURITIES HAVE BEEN REGISTERED UNDER THE U.S. SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE U.S. SECURITIES ACT.

Void after 5:00 p.m. (Toronto time) on the • day of •, •

Number of Warrants: •(2)	Warrant Certificate No. USWA-201•-02-002

TRIBUTE PHARMACEUTICALS CANADA INC.

(Organized under the laws of the Province of Ontario)

This is to certify that, for value received, SWK FUNDING LLC, 15770 Dallas Parkway, Suite 1290, Dallas, TX 75248 (the “Holder” which shall be deemed to include an assignee of this Warrant Certificate if this Warrant Certificate is assigned pursuant to the terms below), shall have the right to purchase from TRIBUTE PHARMACEUTICALS CANADA INC. (the “Corporation”), at any time and from time to time up to 5:00 p.m. (Toronto time) on • (the “Expiry Time”), one fully paid and non-assessable Common Share for each Warrant (individually, a “Warrant”) represented hereby at a price of US$•(1) per Common Share (the “Exercise Price”), such number of Warrants and the Exercise Price being subject to adjustment as provided herein, upon and subject to the terms and conditions set forth herein.

1. For the purposes of this certificate (the “Warrant Certificate”), the following terms shall have the following meanings:

a.

“Common Shares” means common shares without par value in the capital of the Corporation as constituted as of the date hereof, provided that in the event of a subdivision, redivision, reduction, combination or consolidation thereof or any other adjustment under Section 8 herein, or successive such subdivisions, redivisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Warrant Certificate, “Common Shares” shall thereafter mean the shares, other securities or other property resulting from such subdivision, redivision, reduction, combination or consolidation or other adjustment.

b.

“Credit Agreement” means the Credit Agreement dated as of August 8, 2013 and as amended as of October •, 2014 between the Corporation, as Borrower, the Lenders party thereto and SWK Funding LLC, as Agent, Sole Lead Arranger and Sole Bookrunner.

c.

“Purchase Price” means, with respect to any exercise of this Warrant (whether in whole or in part), an amount equal to the then-effective Exercise Price multiplied by the number of Common Shares as to which this Warrant is then exercised.

2. All Warrant Certificates shall be signed by an officer of the Corporation holding office at the time of signing, or any successor or replacement of such person and notwithstanding any change in any of the persons holding said offices between the time of actual signing and the delivery of the Warrant Certificate, the Warrant Certificate so signed shall be valid and binding upon the Corporation.

3. All rights under any of the Warrants in respect of which the right of subscription and purchase therein provided for shall not theretofore have been exercised shall wholly cease and such Warrants shall be wholly void and of no valid or binding effect after the Expiry Time.

4. The right to purchase Common Shares of the Corporation pursuant to the Warrants may only be exercised by the Holder at or before the Expiry Time by:

a.	duly completing and executing a subscription substantially in the form attached as Schedule “A” (the “Subscription Form”), in the manner therein indicated; and

b.

surrendering this Warrant Certificate and the duly completed and executed Subscription Form to the Corporation prior to the Expiry Time at its office at 151 Steeles Avenue East, Milton, Ontario, Canada 19T 1Y1, together with payment of the purchase price for the Common Shares subscribed for in the form of cash or a certified cheque payable to the Corporation or via wire transfer to an account designated by the Corporation in an amount equal to the then applicable Exercise Price multiplied by the number of Common Shares subscribed for.

c.

The foregoing tangible deliveries may be made electronically by the Holder (including via fax), and the foregoing payment may made via wire transfer to the following account: HSBC Bank, HKBCCATT,016,10352,039167-070, 285 King Street, London, ON N6B 3M6 or such other account as may be designated by the Corporation from time to time (an “Electronic Exercise”). Holder shall deliver originals of the tangible deliveries within three business days of the date of an Electronic Exercise.

d.

In lieu of exercising this Warrant upon payment of the Exercise Price, the Holder may, prior to the Expiry Time, at its sole option, elect to receive Common Shares equal to the value (as determined below) of this Warrant (or the portion thereof being cancelled) by surrendering this Warrant and delivering the Subscription Form with the election thereon to receive the Common Shares without payment of the Exercise Price (the “Cashless Exercise”). In the event the Cashless Exercise is elected, the Company shall issue to the Holder a number of Common Shares computed and determined by the following formula:

Common Shares to be issued = ((A x B) - (Purchase Price))/B

pursuant to the Cashless Exercise

Where:

(i) “A” is equal to the total number of Common Shares as to which this Warrant is then being exercised; and

(ii) “B” is equal to the Current Market Price (defined below).

5. Upon delivery and payment as set forth in Section 4 herein (including via an Electronic Exercise), the Corporation shall cause to be issued to the Holder the number of Common Shares subscribed for by the Holder and the Holder shall become a shareholder of the Corporation in respect of such Common Shares with effect from the date of such delivery and payment and shall be entitled to delivery of a certificate or certificates evidencing such shares. The Corporation shall cause such certificate or certificates to be mailed to the Holder at the address or addresses specified in the Subscription Form within five (5) business days of such delivery and payment as set forth in Section 4 herein or, if so instructed by the Holder, held for pick-up by the Holder at the principal office of the Corporation. Notwithstanding any adjustment provided for in Section 8 herein, the Corporation shall not be required upon the exercise of any Warrants to issue fractional Common Shares in satisfaction of its obligations hereunder and the Holder understands and agrees that it will not be entitled to any cash payment or other form of compensation in respect of a fractional Common Share that might otherwise have been issued.

6. The holding of a Warrant shall not constitute the Holder a shareholder of the Corporation nor entitle him to any right or interest in respect thereof except as herein expressly provided.

7. The Corporation covenants and agrees that until the Expiry Time, while any of the Warrants shall be outstanding, it shall reserve and there shall remain unissued out of its authorized capital a sufficient number of Common Shares to satisfy the right of purchase herein provided, as such right of purchase may be adjusted pursuant to Sections 8 and 9 herein. The Corporation further covenants and agrees that while any of the Warrants shall be outstanding, the Corporation shall (a) comply with the securities legislation applicable to it in order that the Corporation not be in default of any requirements of such legislation; (b) use its commercially reasonable best efforts to do or cause to be done all things necessary to preserve and maintain its corporate existence; and (c) at its own expense expeditiously use its commercially reasonable best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time. All Common Shares which shall be issued upon the exercise of the right to purchase herein provided for, upon payment therefor of the amount at which such Common Shares may at the time be purchased pursuant to the provisions hereof, shall be issued as fully paid and non-assessable shares and the holders thereof shall not be liable to the Corporation or its creditors in respect thereof.

8. (a)For the purpose of this section 8, unless there is something in the subject matter or context inconsistent therewith, the words and terms defined below shall have the respective meanings specified therefor:

“Current Market Price” of the Common Shares at any date means the price per share equal to the weighted average price at which the Common Shares have traded on the OTCQB or, if the Common Shares are not then listed on the OTCQB, on such other stock exchange on which the shares trade as may be selected by the directors of the Corporation for such purpose; provided that the weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said twenty (20) consecutive trading days by the total number of Common Shares so sold; and provided further that if the Common Shares are not then listed on any stock exchange or traded in the over-the-counter market, then the Current Market Price shall be determined by such independent valuation firm as mutually selected by the directors of the Corporation and the Holder;

“director” means a director of the Corporation for the time being and, unless otherwise specified herein, a reference to action “by the directors” means action by the directors of the Corporation as a board or, whenever empowered, action by the executive committee of such board; and

“trading day” with respect to a stock exchange or over-the-counter market means a day on which such stock exchange or market is open for business.

(b)                                 If and whenever at any time after the date hereof and prior to the Expiry Time the Corporation shall (i) subdivide or redivide its then outstanding Common Shares into a greater number of Common Shares, (ii) reduce, combine or consolidate its then outstanding Common Shares into a lesser number of Common Shares or (iii) issue Common Shares (or securities exchangeable for or convertible into Common Shares) to the holders of all or substantially all of its then outstanding Common Shares by way of a stock dividend or other distribution (any of such events herein called a “Common Share Reorganization”), then the Exercise Price shall be adjusted effective immediately after the effective date of any such event in (i) or (ii) above or the record date at which the holders of Common Shares are determined for the purpose of any such dividend or distribution in (iii) above, as the case may be, by multiplying the Exercise Price in effect on such effective date or record date, as the case may be, by a fraction, the numerator of which shall be the number of Common Shares outstanding on such effective date or record date, as the case may be, before giving effect to such Common Share Reorganization and the denominator of which shall be the number of Common Shares outstanding immediately after giving effect to such Common Share Reorganization including, in the case where securities exchangeable for or convertible into Common Shares are distributed, the number of Common Shares that would be outstanding if such securities were exchanged for or converted into Common Shares.

(c)                                  If at any time after the date hereof and prior to the Expiry Time the Corporation shall fix a record date for the issuance or distribution to the holders of all or substantially all of the outstanding Common Shares, of rights, options or warrants pursuant to which such holders are entitled, during a period expiring not more than 45 days after the record date for such issue (such period being the “Rights Period”), to subscribe for or purchase Common Shares or securities exchangeable for or convertible into Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of less than 95% of the Current Market Price of the Common Shares on such record date (any of such events being herein called a “Rights Offering”), the Exercise Price shall be adjusted effective immediately after the record date for the Rights Offering to the amount determined by multiplying the Exercise Price in effect on such record date by a fraction:

(i) the numerator of which shall be the aggregate of

(A)                               the number of Common Shares outstanding on the record date for the Rights Offering; and

(B) the quotient determined by dividing

(I)                                   either (a) the product of the number of Common Shares offered during the Rights Period pursuant to the Rights Offering and the price at which such Common Shares are offered, or, (b) the product of the exchange or conversion price of the securities so offered and the number of Common Shares for or into which the securities offered pursuant to the Rights Offering may be exchanged or converted, as the case may be, by

(II)                              the Current Market Price of the Common Shares as of the record date for the Rights Offering; and

(ii)                                  the denominator of which shall be the aggregate of the number of Common Shares outstanding on such record date and the number of Common Shares offered pursuant to the Rights Offering (including in the case of the issue or distribution of securities exchangeable for or convertible into Common Shares the number of Common Shares for or into which such securities may be exchanged or converted).

If by the terms of the rights, options, or warrants referred to in this Section 8(c), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Common Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible or exchangeable securities so offered, shall be calculated for purposes of the adjustment on the basis of the lowest purchase, conversion or exchange price per Common Share, as the case may be. Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 8(c) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants referred to in this Section 8(c), the Exercise Price shall be readjusted immediately after the expiry of any relevant exchange, conversion or exercise right to the Exercise Price which would then be in effect based upon the number of Common Shares actually issued and remaining issuable after such expiry and shall be further readjusted in such manner upon the expiry of any further such right.

(d)                                 If at any time after the date hereof and prior to the Expiry Time, the Corporation shall fix a record date for the issue or distribution to the holders of all or substantially all of the Common Shares of:

(i) shares of the Corporation of any class other than Common Shares;

(ii)                                  rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares (other than rights, options or warrants pursuant to which holders of Common Shares are entitled, during a period expiring not more than 45 days after the record date for such issue, to subscribe for or purchase Common Shares at a price per share (or in the case of securities exchangeable for or convertible into Common Shares at an exchange or conversion price per share at the date of issue of such securities) of at least 95% of the Current Market Price of the Common Shares on such record date);

(iii) evidences of indebtedness of the Corporation; or

(iv)                              any property or assets of the Corporation (including cash, but excluding cash dividends paid in the ordinary course);

and if such issue or distribution does not constitute a Common Share Reorganization or a Rights Offering (any of such non-excluded events being herein called a “Special Distribution”), the Exercise Price shall be adjusted effective immediately after the record date for the Special Distribution to the amount determined by multiplying the Exercise Price in effect on the record date for the Special Distribution by a fraction:

(A) the numerator of which shall be the difference between

(I)                                   the product of the number of Common Shares outstanding on such record date and the Current Market Price of the Common Shares on such record date, and

(II)                              the fair value, as determined by the directors of the Corporation, to the holders of the Common Shares of the shares, rights, options, warrants, evidences of indebtedness or property or assets to be issued or distributed in the Special Distribution, and

(B)                               the denominator of which shall be the product obtained by multiplying the number of Common Shares outstanding on such record date by the Current Market Price of the Common Shares on such record date.

Any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of such calculation. To the extent that any adjustment in the Exercise Price occurs pursuant to this Section 8(d) as a result of the fixing by the Corporation of a record date for the issue or distribution of rights, options or warrants to acquire Common Shares or securities exchangeable for or convertible into Common Shares referred to in this Section 8(d), the Exercise Price shall be readjusted immediately after the expiry of any relevant exercise, exchange or conversion right to the amount which would then be in effect if the Current Market Price had been determined on the basis of the number of Common Shares issued and remaining issuable immediately after such expiry, and shall be further readjusted in such manner upon the expiry of any further such right.

(e)                                  If and whenever at any time after the date hereof and prior to the Expiry Time there is a capital reorganization of the Corporation or a reclassification or other change in the Common Shares (other than a Common Share Reorganization) or a consolidation or merger or amalgamation of the Corporation with or into any other corporation or other entity (other than a consolidation, merger or amalgamation which does not result in any reclassification of the outstanding Common Shares or a change of the Common Shares into other securities), or a transfer of all or substantially all of the Corporation’s undertaking and assets to another corporation or other entity in which the holders of Common Shares are entitled to receive shares, other securities or other property (any of such events being called a “Capital Reorganization”), after the effective date of the Capital Reorganization the Holder shall be entitled to receive, and shall accept, for the same aggregate consideration, upon exercise of the Warrants, in lieu of the number of Common Shares to which the Holder was theretofore entitled upon the exercise of the Warrants, the kind and aggregate number of Common Shares and other securities or property resulting from the Capital Reorganization which the Holder would have been entitled to receive as a result of the Capital Reorganization if, on the effective date thereof, the Holder has been the registered holder of the number of Common Shares to which the Holder was theretofore entitled to purchase or receive upon the exercise of the Warrants. If necessary, as a result of any Capital Reorganization, appropriate adjustments shall be made in the application of the provisions of this Warrant Certificate with respect to the rights and interest thereafter of the Holder to the end that the provisions of this Warrant Certificate shall thereafter correspondingly be made applicable as nearly as may reasonably be possible in relation to any shares or other securities or property thereafter deliverable upon the exercise of this Warrant Certificate.

(f)                                   If and whenever at any time after the date hereof and prior to the Expiry Time, any of the events set out in Sections 8(b), (c), (d) or (e) herein shall occur and the occurrence of such event results in an adjustment of the Exercise Price pursuant to the provisions of this Section 8, then the number of Common Shares purchasable pursuant to this Warrant shall be adjusted contemporaneously with the adjustment of the Exercise Price by multiplying the number of Common Shares then otherwise purchasable on the exercise thereof by a fraction, the numerator of which shall be the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall be the Exercise Price resulting from such adjustment.

(g)                                  If the Corporation takes any action affecting its Common Shares to which the foregoing provisions of this Section 8, in the opinion of the board of directors of the Corporation, acting in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes hereof, or would otherwise materially affect the rights of the Holder hereunder, then the Corporation shall, subject to the approval of the OTCQB and TSX Venture Exchange (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable), execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting in good faith. The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

9. The following rules and procedures shall be applicable to the adjustments made pursuant to Section 8 herein:

a.                                                                                      any Common Shares owned or held by or for the account of the Corporation shall be deemed not be to outstanding except that, for the purposes of Section 8 herein, any Common Shares owned by a pension plan or profit sharing plan for employees of the Corporation or any of its subsidiaries shall not be considered to be owned or held by or for the account of the Corporation;

b.                                                                                      no adjustment in the Exercise Price or the number of Common Shares purchasable pursuant to this Warrant shall be required unless a change of at least 1% of the prevailing Exercise Price or the number of Common Shares purchasable pursuant to this Warrant would result, provided, however, that any adjustment which, except for the provisions of this Section 9(b), would otherwise have been required to be made, shall be carried forward and taken into account in any subsequent adjustment;

c.                                                                                       the adjustments provided for in Section 8 herein are cumulative and shall apply to successive subdivisions, consolidations, dividends, distributions and other events resulting in any adjustment under the provisions of such item;

d.                                                                                      in the absence of a resolution of the board of directors of the Corporation fixing a record date for any dividend or distribution referred to in Sections 8(b)(iii) and 8(d) herein, the Corporation shall be deemed to have fixed as the record date therefor the date on which such dividend or distribution is effected;

e.                                                                                       if the Corporation sets a record date to take any action and thereafter and before the taking of such action abandons its plan to take such action, then no adjustment to the Exercise Price will be required by reason of the setting of such record date;

f.                                                                                        as a condition precedent to the taking of any action which would require any adjustment to the Warrants evidenced hereby, including the Exercise Price, the Corporation must take any corporate action which may be necessary in order that the Corporation shall have unissued and reserved in its authorized capital and may validly and legally issue as fully paid and non-assessable all of the shares or other securities which the Holder is entitled to receive on the full exercise thereof in accordance with the provisions hereof;

g.                                                                                       forthwith, but no later than fourteen (14) days, after any adjustment to the Exercise Price or the number of Common Shares purchasable pursuant to the Warrants, the Corporation shall provide to the Holder a certificate of an officer of the Corporation certifying as to the amount of such adjustment and, in reasonable detail, describing the event requiring and the manner of computing or determining such adjustment;

h.                                                                                      any question that at any time or from time to time arises with respect to the amount of any adjustment to the Exercise Price or other adjustment pursuant to Section 8 herein shall be conclusively determined by an independent valuation firm (as mutually selected by the Corporation and Holder) and shall be binding upon the Corporation and the Holder;

i.                                                                                          any adjustment to the Exercise Price under the terms of this Warrant Certificate shall (if required) be subject to the prior approval of the OTCQB and TSX Venture Exchange (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable); and

j.                                                                                         in case the Corporation, after the date of issue of this Warrant Certificate, takes any action affecting the Common Shares, other than an action described in Section 8 herein, which in the opinion of the directors of the Corporation would materially affect the rights of the Holder, the Exercise Price will be adjusted in such manner, if any, and at such time, by action by the directors of the Corporation but subject in all cases to any necessary regulatory approval, including approval of the OTCQB and TSX Venture Exchange (or such other stock exchange or quotation system on which the Common Shares are then listed and posted (or quoted) for trading, as applicable). Failure of the taking of action by the directors of the Corporation so as to provide for an adjustment on or prior to the effective date of any action by the Corporation affecting the Common Shares will be conclusive evidence that the board of directors of the Corporation has determined that it is equitable to make no adjustment in the circumstances.

10. On the happening of each and every such event set out in Section 8 herein, the applicable provisions of this Warrant Certificate, including the Exercise Price, shall, ipso facto, be deemed to be amended accordingly and the Corporation shall take all necessary action so as to comply with such provisions as so amended.

11. The Corporation shall not be required to deliver certificates for Common Shares while the share transfer books of the Corporation are properly closed, having regard to the provisions of Sections 8 and 9 herein, prior to any meeting of shareholders or for the payment of dividends or for any other purpose and in the event of the surrender of any Warrant in accordance with the provisions hereof and the making of any subscription and payment for the Common Shares called for thereby during any such period, delivery of certificates for Common Shares may be postponed for not more than five (5) business days after the date of the reopening of said share transfer books; provided, however, that any such postponement of delivery of certificates shall be without prejudice to the right of the Holder so surrendering the same and making payment during such period to receive after the share transfer books shall have been re-opened such certificates for the Common Shares called for, as the same may be adjusted pursuant to Sections 8 and 9 herein as a result of the completion of the event in respect of which the transfer books were closed.

12. Subject as hereinafter provided, all or any of the rights conferred upon the Holder by the terms hereof may be enforced by the Holder by appropriate legal proceedings. No recourse under or upon any obligation, covenant or agreement contained herein shall be had against any shareholder or officer of the Corporation either directly or through the Corporation, it being expressly agreed and declared that the obligations under the Warrants are solely corporate obligations and that no personal liability whatever shall attach to or be incurred by the shareholders or officers of the Corporation or any of them in respect thereof, any and all rights and claims against every such shareholder or officer being hereby expressly waived as a condition of and as a consideration for the issue of the Warrants.

13. The Holder may subscribe for and purchase (including via Cashless Exercise) any lesser number of Common Shares than the number of Common Shares expressed in any Warrant Certificate. In the case of any subscription for a lesser number of Common Shares than expressed in any Warrant Certificate (including via Cashless Exercise), the Holder hereof shall be entitled to receive, at no cost to the Holder, a new Warrant Certificate in respect of the balance of Warrants not then exercised. Such new Warrant Certificate shall be mailed to the Holder by the Corporation or, at its direction, the transfer agent of the Corporation, contemporaneously with the mailing of the certificate or certificates representing the Common Shares issued pursuant to Section 5 herein.

14. If any Warrant Certificate becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and sign a new Warrant Certificate of like denomination, tenor and date as the Warrant Certificate so stolen, lost, mutilated or destroyed for delivery to the Holder. The applicant for the issue of a new Warrant Certificate pursuant to this section 14 shall bear the cost of the issue thereof and in the case of mutilation shall as a condition precedent to the issue thereof, deliver to the Corporation the mutilated Warrant Certificate, and in case of loss, destruction or theft shall, as a condition precedent to the issue thereof, furnish to the Corporation such evidence of ownership and of the loss, destruction or theft of the Warrant Certificate so lost, destroyed or stolen as shall be satisfactory to the Corporation in its discretion, acting reasonably, and the applicant shall also be required to furnish an indemnity and surety bond in amount and form satisfactory to the Corporation in its discretion, acting reasonably, and shall pay the reasonable charges of the Corporation in connection therewith.

15.                               The Holder may transfer the Warrants represented hereby by:

(a)                                 duly completing and executing the transfer form attached as Schedule “B” (“Transfer Form”); and

(b)                                 surrendering this Warrant Certificate and the completed Transfer Form, together with such other documents as the Corporation may reasonably request, subject to the last sentence of this Section 15 to the Corporation at the address set forth on the Transfer Form or such other office as may be specified by the Corporation, in a written notice to the Holder, from time to time, provided that all such transfers shall be effected in accordance with all applicable securities laws, and provided that, after such transfer, the term “Holder” shall mean and include any transferee or assignee of the current or any future Holder. In order to establish compliance with applicable securities legislation, the Corporation may require the delivery of a legal opinion delivered by legal counsel of recognized standing in form and substance reasonably satisfactory to the Corporation to the effect that the transfer does not require registration under the U.S. Securities Act or any applicable state securities laws. If only part of the Warrant evidenced hereby is transferred, the Corporation will deliver to the Holder and the transferee a replacement Warrant substantially in the form of this Warrant. The foregoing deliveries in this Section 15 may be delivered by Holder electronically (including via fax) with originals to follow three (3) business days thereafter. If such transfer is by a Holder to its Affiliate (as defined under the U.S. Securities Act and to the extent such Affiliate organized in the United States), such transfer shall be effectuated pursuant to Section 15(a) and (b).

16. This Warrant may only be exercised by a person that: (a) certifies that it is not a U.S. Person and that such Warrant is not being exercised within the United States or on behalf of, or for the account or benefit of, a U.S. Person or a person in the United States; or (b) furnishes a written opinion of counsel satisfactory to the Corporation to the effect that the Common Shares issuable upon exercise of the Warrant have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration thereunder; or (c) is purchasing the Common Shares directly from the Corporation pursuant to a duly completed Subscription Form for its own account or for the account of a beneficial purchaser, is exercising the Warrant for its own account or for the account of such original beneficial purchaser (if any), and is (and such beneficial purchaser, if any, also is) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act. The Holder acknowledges that a legend to that effect may be placed on any certificates representing the Common Shares issued on exercise of the rights represented by this Warrant. Terms used in this paragraph have the meanings given to them in Regulation S under the 1933 Act.

17. Any certificate representing Common Shares issued upon the exercise of this Warrant will bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE •.”

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE CORPORATION THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY: (A) TO THE CORPORATION, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT AND IN COMPLIANCE WITH LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, OR (D) IN ANOTHER TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, IF IN EACH CASE AN OPINION OF COUNSEL OF RECOGNIZED STANDING OR OTHER EVIDENCE IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION HAS BEEN PROVIDED TO THE CORPORATION TO THAT EFFECT. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON EXCHANGES IN CANADA.”

provided, that if the Common Shares are being sold outside the United States in compliance with the requirements of Rule 904 of Regulation S at a time when the Corporation is a “foreign issuer” as defined in Regulation S at the time of sale, the legend set forth above in this Section 8 may be removed by providing a declaration to the registrar and transfer agent of the Corporation, as set forth in Schedule “C” attached hereto (or in such other form as the Corporation may prescribe from time to time); and provided, further, that, if the Common Shares are being sold otherwise than in accordance with Rule 904 of Regulation S and other than to the Corporation, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel, of recognized standing reasonably satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

18.                             In the event the Corporation, at any time prior to the Expiry Time, proposes to file on behalf of any shareholder a registration statement under the U.S. Securities Act on any form (other than a registration statement on Form S-4 or S-8) for shares held by any such shareholder, the Corporation shall offer to include in such registration statement the Common Shares of Holder (whether issued or issuable under the Warrants). Such shares shall be registered, along with such other shares, on a pro rata basis on terms customary for a transaction of this type and nature.

19.                             The Corporation will maintain a register of holders of Warrants at its principal office. The Corporation may deem and treat the registered holder of any Warrant Certificate as the absolute owner of the Warrants represented thereby for all purposes, and the Corporation shall not be affected by any notice or knowledge to the contrary except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction. A Holder shall be entitled to the rights evidenced by such Warrant free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may act accordingly and the receipt by any such Holder of the Common Shares purchasable pursuant to such Warrant shall be a good discharge to the Corporation for the same and the Corporation shall not be bound to inquire into the title of any such Holder, except where the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

20.                             The Corporation shall notify the Holder forthwith of any change of the Corporation’s address.

21.                               The Corporation represents, warrants and covenants as follows:

a.

The Corporation hereby represents and warrants that it is authorized to create and issue the Warrant and covenants and agrees that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant and the certificate or certificates representing such Common Shares to be issued and that, at all times prior to the Expiry Time, it will reserve and there will remain unissued a sufficient number of Common Shares to satisfy the right of purchase provided for in this Warrant. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant, upon payment therefor of the amount at which such Common Shares may be purchased pursuant to the provisions of this Warrant, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. This Warrant does not violate the Corporation’s articles of amalgamation or current by-laws. The Corporation hereby represents and warrants that this Warrant is a legal, valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity and concepts of reasonableness.

b.

No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Corporation of its obligations under this Warrant, except for any filings required under applicable local securities laws.

c.

All issued and outstanding Common Shares and other securities of the Corporation have been duly authorized and validly issued and are fully paid and nonassessable. To the Corporation’s knowledge, all outstanding Common Shares and other securities were issued in full compliance with all applicable securities laws.

d.

The Corporation has in full force and effect insurance policies, with extended coverage, insuring the Corporation and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

e.

At all times (if any) during the term of this Warrant when (i) the Corporation shall not be required to file reports pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and/or (ii) the Common Shares shall no longer be listed or quoted for trading on a national securities exchange or over-the-counter market, Holder shall be entitled to the information rights contained in Section 6.1 of the Credit Agreement and, to such extent, Section 6.1 of the Credit Agreement is hereby incorporated into this Warrant by this reference as though fully set forth herein.

f.

To Company’s knowledge, all material information regarding the Company has been publicly disclosed that is required to be disclosed under the Exchange Act (with respect to such information disclosed on a Form 8-K, without regard for the Form 8-K item number under which it was filed).

22. Subject to the express terms above, Section 10.2 of the Credit Agreement with respect to notices is incorporated herein by reference.

23. If for any reason, other than the failure or default of the Holder, the Corporation is legally prohibited to issue and deliver the Common Shares or other securities as contemplated herein to the Holder upon the proper exercise by the Holder of the right to purchase any of the Common Shares purchasable upon exercise of the Warrants represented hereby, the Corporation may pay, at its option and in complete satisfaction of its obligations and the rights of the Holder hereunder, to the Holder, in cash, an amount equal to the difference between the Exercise Price and the Current Market Price of such Common Shares or other securities on the date of exercise by the Holder, and upon such payment the Corporation shall have no liability or other obligation to the Holder relating to or in respect of the Warrants or this Warrant Certificate.

24. This Warrant Certificate shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable herein.

25. This Warrant Certificate shall inure to the benefit of and shall be binding upon the Holder and the Corporation and their respective successors and assigns.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

2 The number of warrants will be determined by multiplying the principal amount of the subsequent loan by .08 and then dividing the product by the exercise price of the warrants. The exercise price of the warrants will be equivalent to 20% above the lower of (a) the average closing price of the Tribute common shares on the OTCQX of the previous 20 trading days before the closing date of the subsequent loan (the “Closing Date”) or (b) the closing price at the Closing Date on the OTCQX. For example if US$3,000,000 is advanced on the Closing Date and the appropriate strike price is US$0.70, the Lender will be issued US$240,000 of common share purchase warrants or 342,857 common share purchase warrants ($3,000,000 x 8.0% / $0.70 = 342,857).

IN WITNESS WHEREOF the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer.

DATED as of the • day of •, •.

TRIBUTE PHARMACEUTICALS CANADA INC.

Per:	/s/

[Warrant Signature Page]

Schedule “A”

SUBSCRIPTION FORM

TO BE COMPLETED IF WARRANTS ARE TO BE EXERCISED:

TO:	TRIBUTE PHARMACEUTICALS CANADA INC.
151 Steeles Avenue East, Milton, Ontario, Canada 19T 1Y1

The undersigned hereby subscribes for   Common Shares of Tribute Pharmaceuticals Canada Inc. according to the terms and conditions set forth in the annexed Warrant Certificate (or such number of other securities or property to which such Warrant Certificate entitles the undersigned to acquire under the terms and conditions set forth in such Warrant Certificate).

As at the time of exercise hereunder, the undersigned represents, warrants and certifies as follows:

☐                                    it (and any person named hereunder to which common shares are to be issued) is not a U.S. person or a person within the United States and the Warrant is not being exercised within the United States or on behalf of or for the account or benefit of, a U.S. person or a person within the United States (“United States” and “U.S. person” have the meanings given to them in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)); OR

☐                                    it, or any beneficial purchase from whom it is exercising the Warrant, purchased the Warrant directly from the Corporation and it is exercising the Warrant for its own account or for the account of such original beneficial purchaser (if any), and is (and such beneficial purchaser, if any, also is) an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the U.S. Securities Act and it has filled out the U.S. Accredited Investor Status Certificate accompanying this Subscription Form; OR

☐                                    it is furnishing herewith a written opinion of counsel (which must be satisfactory to the Corporation) to the effect that the common shares issuable upon exercise of the Warrant have been registered under the U.S. Securities Act and applicable state securities laws or are exempt from registration requirements thereunder.

If the undersigned has indicated that the undersigned is an “accredited investor” by checking the second box above, the undersigned additionally represents and warrants to the Corporation that:

1.                                      the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the common shares, and the undersigned is able to bear the economic risk of loss of his or her entire investment;

2.                                      the undersigned is: (i) purchasing the common shares for his or her own account or for the account of one or more “accredited investors” with respect to which the undersigned is exercising sole investment discretion, and not on behalf of any other person; (ii) is purchasing the common shares for investment purposes only and not with a view to resale, distribution or other disposition in violation of United States federal or state securities laws; and (iii) in the case of the purchase by the undersigned of the common shares as agent or trustee for any other person or persons (each a “Beneficial Owner”), the undersigned holder has due and proper authority to act as agent or trustee for and on behalf of each such Beneficial Owner in connection with the transactions contemplated hereby; provided that: (x) if the undersigned holder, or any Beneficial Owner, is a corporation or a partnership, syndicate, trust or other form of unincorporated organization, the undersigned holder or each such Beneficial Owner was not incorporated or created solely, nor is it being used primarily to permit purchases without a prospectus or registration statement under applicable law; and (y) each Beneficial Owner, if any, is an “accredited investors”; and

3.                                      the undersigned has not exercised the Warrants as a result of any form of “general solicitation” or “general advertising” (as those terms are used in Regulation D under the U.S. Securities Act), including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or on the internet or broadcast over radio, television, the internet or other form of telecommunications, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising.

If the undersigned has indicated that the undersigned is an “accredited investors” by checking the second box above, the undersigned also acknowledges and agrees that:

1.                                      the Corporation has provided to the undersigned the opportunity to ask questions and receive answers concerning the terms and conditions of the offering, and the undersigned has had access to such information concerning the Corporation as the undersigned has considered necessary or appropriate in connection with the undersigned’s investment decision to acquire the common shares;

2.                                      if the undersigned decides to offer, sell or otherwise transfer any of the common shares, the undersigned must not, and will not, offer, sell or otherwise transfer any of such common shares directly or indirectly, unless:

(a)           the sale is to the Corporation;

(b)                                 the sale is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the U.S. Securities Act and in compliance with applicable local laws and regulations;

(c)                                  the sale is made pursuant to the exemption from the registration requirements under the U.S. Securities Act provided by (i) Rule 144 thereunder, if available, or (ii) Rule 144A thereunder, if available, to a person who the seller reasonably believes is a “qualified institutional buyer” (as defined in Rule 144A under the U.S. Securities Act, a “Qualified Institutional Buyer”) that is purchasing for its own account or for the account of a Qualified Institutional Buyer to whom notice is given that the offer, sale or transfer is being made in reliance of Rule 144A under the U.S. Securities Act, and, in both cases, in accordance with any applicable state securities laws; or

(d)                                 the common shares are sold in a transaction that does not require registration under the U.S. Securities Act or any applicable state laws and regulations governing the offer and sale of securities, and it has prior to such sale furnished to the Corporation an opinion of counsel reasonably satisfactory to the Corporation;

3.                                      the common shares are “restricted securities” under applicable federal securities laws and that the U.S. Securities Act and the rules of the United States Securities and Exchange Commission provide in substance that the undersigned may dispose of the common shares only pursuant to an effective registration statement under the U.S. Securities Act or an exemption therefrom;

4.                                      the Corporation has no obligation to register any of the common shares or to take action so as to permit sales pursuant to the U.S. Securities Act (including Rule 144 thereunder) and if the Corporation is deemed to have been at any time previously an issuer with no or nominal operations and no or nominal assets other than cash and cash equivalents, Rule 144 may not be available for resales of the common shares;

5.                                      the certificates representing the common shares (and any certificates issued in exchange or substitution for the common shares) will bear a legend stating that such securities have not been registered under the U.S. Securities Act or the securities laws of any state of the United States and may not be offered for sale or sold unless registered under the U.S. Securities Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available;

6.                                      delivery of certificates bearing such a legend may not constitute “good delivery” in settlement of transactions on Canadian stock exchanges or over-the-counter markets, but if the Corporation is a “foreign issuer” within the meaning of Regulation S under the U.S. Securities Act at the time of sale, a new certificate will be made available to the undersigned upon provision by the undersigned of a declaration in the form attached hereto; provided however, that the Corporation (i) is not obligated to remain a “foreign issuer” within the meaning of Regulation S, (ii) may not, at the time the common shares are resold by it or at any other time, be a foreign issuer, and (iii) may engage in one or more transactions which could cause the Corporation not to be a foreign issuer, and if the Corporation is not a foreign issuer at the time of any sale or other transfer of such Securities pursuant to Rule 904 of Regulation S, the certificates representing such securities may continue to bear the legend described above;

7.                                      purchasing, holding and disposing of the common shares may have tax consequences under the laws of both Canada and the United States, and the undersigned is solely responsible for determining the tax consequences applicable to its particular circumstances and should consult its own tax advisors concerning investment in such common shares; and

8.                                      the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies.

Address for Delivery of Common Shares:

Attention :

☐ Exercise Price Tendered (US$0.• per Common Share or as adjusted) $               OR

☐ Cashless Exercise Election.

Dated at   , this   day of   ,  20  .

) ) ) ) ) ) ) )
Witness:		Holder’s Name
Authorized Signature
Title (if applicable)

Signature guaranteed1:

1.       If the Common Shares are to be registered in a name other than the name of the registered Warrant Holder, the signature of the Warrant Holder must be medallion guaranteed by a bank, trust company or a member of a stock exchange in Canada.

U.S. ACCREDITED INVESTOR STATUS CERTIFICATE

In connection with the exercise of certain outstanding warrants of TRIBUTE PHARMACEUTICALS CANADA INC. (the “Corporation”) by the holder, the holder hereby represents and warrants to the Corporation that the holder, and each beneficial owner (each a “Beneficial Owner”), if any, on whose behalf the holder is exercising such warrants, satisfies one or more of the following categories of Accredited Investor (please write “W/H” for the undersigned holder, and “B/O” for each beneficial owner, if any, on each line that applies):

(1)                                 Any bank as defined in Section 3(a)(2) of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to Section 15 of the U.S. Securities Exchange Act of 1934 or any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the U.S. Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the U.S. Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the U.S. Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors” (as such term is defined in Rule 501 of Regulation D of the U.S. Securities Act);

(2)                                 Any private business development company as defined in Section 202(a)(22) of the U.S. Investment Advisers Act of 1940;

(3)                                 Any organization described in Section 501(c)(3) of the U.S. Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US$5,000,000;

(4)                                 Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person (being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment);

(5)                                 Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds US$1,000,000; for purposes of this calculation, if the mortgage or other indebtedness secured by the Subscriber’s primary residence exceeds its value and the mortgagee or other lender has recourse to the Subscriber personally for any deficiency, the amount of any excess must be considered a liability and deducted from the Subscriber’s net worth; or

(6)                                 Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

Schedule “B”

WARRANT TRANSFER FORM

FOR VALUE RECEIVED, the undersigned (the “Transferor”) hereby sells, assigns and transfers unto (name)                                           (the “Transferee”) of (address)                                                                       those certain Warrants (and the rights therein) of TRIBUTE PHARMACEUTICALS CANADA INC. (the “Corporation”) registered in the name of the undersigned, and irrevocably appoints the Corporation as the attorney of the undersigned to transfer the said securities on the register of transfers for said Warrant, with full power of substitution.

The undersigned hereby certifies for the benefit of the Corporation that it has otherwise complied with the transfer restrictions and limitations noted on any legend appearing on the Warrant.

NOTICE: The signature of this assignment must correspond with the name as written upon the face of the Warrant, in every particular, without alteration or enlargement or any change whatever, and must be guaranteed by a bank, trust company or a member of a recognized stock exchange. The guarantor must affix a stamp bearing the actual words “Signature Guaranteed”.

Dated at                      this       day of                , 20  .

(Signature of transferring Warrantholder)
Name (please print)

Address

TRANSFEREE ACKNOWLEDGMENT

In connection with this transfer (check one):

☐                                    The undersigned transferee hereby certifies that (i) it was not offered the Warrants while in the United States and did not execute this certificate while within the United States; (ii) it is not acquiring any of the Warrants represented by this Warrant Certificate by or on behalf of person within the United States; and (iii) it has in all other respects complied with the terms of Regulation S of United States Securities Act of 1933, as amended (the “1933 Act”), or any successor rule or regulation of the United States Securities and Exchange Commission as presently in effect; OR

☐                                    The undersigned transferee is delivering a written opinion of U.S. Counsel acceptable to the Company to the effect that this transfer of Warrants has been registered under the 1933 Act or is exempt from registration thereunder.

(Signature of Transferee)

Date Name of Transferee (please print)

The Warrants and the common shares issuable upon exercise of the Warrants shall only be transferable in accordance with applicable laws. The Warrants may only be exercised in the manner required by the certificate representing the Warrants and the Warrant Exercise Form attached thereto. Any common shares acquired pursuant to this Warrant shall be subject to applicable hold periods and any certificate representing such common shares will bear restrictive legends.

Schedule “C”

DECLARATION FOR REMOVAL OF LEGEND

TO:	as registrar and transfer agent for the common shares of Tribute Pharmaceuticals Canada Inc. (the “Corporation”).

The undersigned (A) acknowledges that the sale of the                      represented by certificate number                , to which this declaration relates, is being made in reliance on Rule 904 of Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and (B) certifies that (1) the undersigned is not an “affiliate” (as defined in Rule 405 under the U.S. Securities Act) of the Corporation or a “distributor”, as defined in Regulation S, or an affiliate of a “distributor”; (2) the offer of such securities was not made to a person in the United States and either (a) at the time the buy order was originated, the buyer was outside the United States, or the seller and any person acting on its behalf reasonably believe that the buyer was outside the United States, or (b) the transaction was executed on or through the facilities of the Toronto Stock Exchange or any other designated offshore securities market within the meaning of Rule 902(b) of Regulation S under the U.S. Securities Act, and neither the seller nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States; (3) neither the seller nor any affiliate of the seller nor any person acting on their behalf has engaged in any directed selling efforts in connection with the offer and sale of such securities; (4) the sale is bona fide and not for the purpose of “washing off” the resale restrictions imposed because the securities are “restricted securities” (as such term is defined in Rule 144(a)(3) under the U.S. Securities Act); (5) the seller does not intend to replace the securities sold in reliance on Rule 904 of Regulation S under the U.S. Securities Act with fungible unrestricted securities; and (6) the contemplated sale is not a transaction, or part of a series of transactions which, although in technical compliance with Regulation S, is part of a plan or a scheme to evade the registration provisions of the U.S. Securities Act.

Dated:

Signature of individual (if Purchaser is an individual)

Authorized signatory (if Purchaser is not an individual)

Name of Purchaser (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

Exhibit B

MISC. RESTATED SCHEDULES TO CREDIT AGREEMENT

Exhibit C

MISC. RESTATED SCHEDULES TO GUARANTEE

SCHEDULE 5

INTELLECTUAL PROPERTY

[APPLIES TO ALL Intellectual Property and License Agreements]

Grantor	Name / Identifier of IP or License	Type of IP (e.g., patent, TM, ©, mask work) or License Agreement	Expiration Date (if a License, expiration of License and Licensed Property)
Tribute Pharmaceuticals Canada Inc.	Uracyst - #6,083,933 (US Patent)	Patent	04/19/2019
Tribute Pharmaceuticals Canada Inc.	Uracyst - #2,269,260 (Canadian Patent)	Patent	04/16/2019
Tribute Pharmaceuticals Canada Inc.	Uracyst - #US 7772210 (United States)	Patent	11/07/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - #ZL200480006467.1 (China)	Patent	02/18/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - #4778888 (Japan)	Patent	02/18/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - #AU 2004212650 (Australia)	Patent	02/18/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - Application #04711966.4 (Europe - pending)	Patent Application	N/A
Tribute Pharmaceuticals Canada Inc.	Uracyst - Application #4050/DELNP (India - pending)	Patent Application	N/A
Tribute Pharmaceuticals Canada Inc.	Uracyst - Application #170309 (Israel - pending)	Patent Application	N/A
Tribute Pharmaceuticals Canada Inc.	Uracyst - #2515512 (Canada)	Patent	02/18/2024

25

[APPLIES TO ALL Intellectual Property and License Agreements]

Grantor	Name / Identifier of IP or License	Type of IP (e.g., patent, TM, ©, mask work) or License Agreement	Expiration Date (if a License, expiration of License and Licensed Property)
Tribute Pharmaceuticals Canada Inc.	Uracyst - #8084441 (United States - second high dose patent)	Patent	11/07/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - #8334276 (United States - third high dose patent)	Patent	11/07/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - 8.778,908(United States - fourth high dose patent)	Patent	11/07/2024
Tribute Pharmaceuticals Canada Inc.	NeoVisc Trademarks - Canada (TMA 486692), Germany (30457514.3), European Community (004376208), Dominican Republic (140250), Mexico (823752)	Trademarks	N/A
Tribute Pharmaceuticals Canada Inc.	Uracyst Trademarks - Canada (TMA486693), United States (2677199), European Community (002297653), Korea (40-0849594), Turkey 2008055507	Trademarks	N/A
Tribute Pharmaceuticals Canada Inc.	Uropol Trademarks - Germany (303 46 971), Austria (230 503), Switzerland (514 536) EU (010499218)	Trademarks	N/A
Tribute Pharmaceuticals Canada Inc.	Tribute Pharmaceuticals Application # 86/006,569 and 86/006,574 (United States); Application #1609470	Trademark Application	N/A
Tribute Pharmaceuticals Canada Inc.	Tribute Pharmaceuticals Application # 1,609,443 (Canada)	Trademark	N/A

26

[APPLIES TO ALL Intellectual Property and License Agreements]

Grantor	Name / Identifier of IP or License	Type of IP (e.g., patent, TM, ©, mask work) or License Agreement	Expiration Date (if a License, expiration of License and Licensed Property)
Tribute Pharmaceuticals Canada Inc.	Tribute Pharmaceuticals Application # 1,609,447 (Canada)	Trademark	N/A
Tribute Pharmaceuticals Canada Inc.	Tribute Pharmaceuticals Application # 1,609,440 (Canada)	Trademark	N/A
Tribute Pharmaceuticals Canada Ltd.	Cambia Patent #CA 2,254,144 (Canada) (granted) Cambia Patent #CA Application #2,632,375 (Canada) (pending)	Patent	May 15, 2017 June 16, 2026 (if granted)
Tribute Pharmaceuticals Canada Ltd.	Cambia Trademark TMA806381	Trademark License Agreement	December 31, 2025
Tribute Pharmaceuticals Canada Inc.	Benzimidazole derivatives (bilastine) patent CA#2,206,754	Patent	June 3, 2017
Tribute Pharmaceuticals Canada Inc.	Benzimidazole derivatives (bilastine) CA#2,206,754	Patent	April 19, 2022
Tribute Pharmaceuticals Canada Inc.	Visken & Viskazide Reg no: TMA231315 Novartis Pharmaceuticals Canada Inc	Trademark	Perpetuity
Tribute Pharmaceuticals Canada Inc.	Fiorinal Reg no: TMA285639 Novartis Pharmaceuticals Canada Inc	Trademark	Perpetuity
Tribute Pharmaceuticals Canada Inc.	Soriatane Trademarks TMA436505	License to use Trademarks	December 31, 2018

27

[APPLIES TO ALL Intellectual Property and License Agreements]

Grantor	Name / Identifier of IP or License	Type of IP (e.g., patent, TM, ©, mask work) or License Agreement	Expiration Date (if a License, expiration of License and Licensed Property)
Tribute Pharmaceuticals Canada Inc.	Bezalip SR Trademarks TMA247035	License to use Trademarks	December 31, 2018
Tribute Pharmaceuticals Canada Inc.	License Agreement for Bezalip and Soriatane in Canada	License Agreement	December 31, 2018
Tribute Pharmaceuticals Canada Ltd.	License Agreement for Bezalip in the United States	License Agreement	N/A
Tribute Pharmaceuticals Canada Ltd.	License Agreement for Cambia in Canada	License Agreement	December 31, 2025
Tribute Pharmaceuticals Canada Inc.	License Agreement for MycoVa in Canada	License Agreement	December 30, 2026
Tribute Pharmaceuticals Canada Inc	Asset Purchase for Fiorinal from Novartis	Asset Purchase Agreement	N/A
Tribute Pharmaceuticals Canada Inc	License Agreement for Visken, Viskazide from Novartis	License Agreement	In perpetuity
Tribute Pharmaceuticals Canada Inc	Supply (Transition) Agreement for Visken, Viskazide, & Fiorinal from Novartis	Transition Agreement	Approximately 1 year or upon the transfer of marketing authorizations

28

[APPLIES TO License Agreements ONLY]

Name and Address of Licensor	Name and Date of License Agreement	Exclusive License? (Yes/No)	Restrictions to grant a lien, assign or sublicense? (Yes/No)	Default or Termination affect Agent’s ability to sell or assign? (Yes/No)
Actavis Group PTC ehf Reykjavikurve gi 76-78 P.O. Box 420 IS-220 Hafnarfjodor, Iceland	Sales Marketing and Distribution Agreement (re Bezalip and Soriatane) dated June 30, 2008 as amended on January 1, 2010 and on March 31, 2011	No	Lien - restricted Subcontracting/sublicensing - restricted Assignment - restricted	Yes
Actavis Group PTC ehf Reykjavikurve gi 76-78 P.O. Box 420 IS-220 Hafnarfjodor, Iceland	Product Development and Profit Share Agreement (re Bezalip) dated May 4, 2011	Yes	Lien - no restriction Sublicense - no restriction Assignment - restricted	Yes
Nautilus Neurosciences, Inc. 135 Rte. 202-206 Suite 4 Bedminste, NJ 07921	License Agreement dated November 9, 2010 re Cambia	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted	Yes
Nautilus Neurosciences, Inc. 135 Rte. 202-206 Suite 4 Bedminster, NJ 07921	Trademark License Agreement dated November 9, 2010 re Cambia	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted	Yes
NexMed (U.S.A.), Inc. 11975 El Camino Real, Suite 300, San Diego, CA 92130	License Agreement dated December 30, 2011 re MycoVa	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted	Yes
Novartis AG & Novartis Pharma AG & Novartis Pharmaceuticals Canada Inc.	License Agreement dated on or about October 2, 2014 re Visken & Viskazide	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted (need consent)	Yes
Novartis AG & Novartis Pharma AG & Novartis Pharmaceuticals Canada Inc.	Supply Agreement dated on or about October 2, 2014 re Visken & Viskazide & Fiorinal & Fiorinal C	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted (need consent)	Yes

29

SCHEDULE 6

DEPOSIT ACCOUNTS AND OTHER ACCOUNTS

30

Exhibit C

MISC. RESTATED SCHEDULES TO GUARANTEE

SCHEDULE 5

INTELLECTUAL PROPERTY

[APPLIES TO ALL Intellectual Property and License Agreements]

Grantor	Name / Identifier of IP or License	Type of IP (e.g., patent, TM, ©, mask work) or License Agreement	Expiration Date (if a License, expiration of License and Licensed Property)
Tribute Pharmaceuticals Canada Inc.	Uracyst - #6,083,933 (US Patent)	Patent	04/19/2019
Tribute Pharmaceuticals Canada Inc.	Uracyst - #2,269,260 (Canadian Patent)	Patent	04/16/2019
Tribute Pharmaceuticals Canada Inc.	Uracyst - #US 7772210 (United States)	Patent	11/07/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - #ZL200480006467.1 (China)	Patent	02/18/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - #4778888 (Japan)	Patent	02/18/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - #AU 2004212650 (Australia)	Patent	02/18/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - Application #04711966.4 (Europe - pending)	Patent Application	N/A
Tribute Pharmaceuticals Canada Inc.	Uracyst - Application #4050/DELNP (India - pending)	Patent Application	N/A
Tribute Pharmaceuticals Canada Inc.	Uracyst - Application #170309 (Israel - pending)	Patent Application	N/A
Tribute Pharmaceuticals Canada Inc.	Uracyst - #2515512 (Canada)	Patent	02/18/2024

Grantor	Name / Identifier of IP or License	Type of IP (e.g., patent, TM, ©, mask work) or License Agreement	Expiration Date (if a License, expiration of License and Licensed Property)
Tribute Pharmaceuticals Canada Inc.	Uracyst - #8084441 (United States - second high dose patent)	Patent	11/07/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - #8334276 (United States - third high dose patent)	Patent	11/07/2024
Tribute Pharmaceuticals Canada Inc.	Uracyst - 8.778,908(United States - fourth high dose patent)	Patent	11/07/2024
Tribute Pharmaceuticals Canada Inc.	NeoVisc Trademarks - Canada (TMA 486692), Germany (30457514.3), European Community (004376208), Dominican Republic (140250), Mexico (823752)	Trademarks	N/A
Tribute Pharmaceuticals Canada Inc.	Uracyst Trademarks - Canada (TMA486693), United States (2677199), European Community (002297653), Korea (40-0849594), Turkey 2008055507	Trademarks	N/A
Tribute Pharmaceuticals Canada Inc.	Uropol Trademarks - Germany (303 46 971), Austria (230 503), Switzerland (514 536) EU (010499218)	Trademarks	N/A
Tribute Pharmaceuticals Canada Inc.	Tribute Pharmaceuticals Application # 86/006,569 and 86/006,574 (United States); Application #1609470	Trademark Application	N/A
Tribute Pharmaceuticals Canada Inc.	Tribute Pharmaceuticals Application # 1,609,443 (Canada)	Trademark	N/A

Grantor	Name / Identifier of IP or License	Type of IP (e.g., patent, TM, ©, mask work) or License Agreement	Expiration Date (if a License, expiration of License and Licensed Property)
Tribute Pharmaceuticals Canada Inc.	Tribute Pharmaceuticals Application # 1,609,447 (Canada)	Trademark	N/A
Tribute Pharmaceuticals Canada Inc.	Tribute Pharmaceuticals Application # 1,609,440 (Canada)	Trademark	N/A
Tribute Pharmaceuticals Canada Ltd.	Cambia Patent #CA 2,254,144 (Canada) (granted) Cambia Patent #CA Application #2,632,375 (Canada) (pending)	Patent	May 15, 2017 June 16, 2026 (if granted)
Tribute Pharmaceuticals Canada Ltd.	Cambia Trademark TMA806381	Trademark License Agreement	December 31, 2025
Tribute Pharmaceuticals Canada Inc.	Benzimidazole derivatives (bilastine) patent CA#2,206,754	Patent	June 3, 2017
Tribute Pharmaceuticals Canada Inc.	Benzimidazole derivatives (bilastine) CA#2,206,754	Patent	April 19, 2022
Tribute Pharmaceuticals Canada Inc.	Visken & Viskazide Reg no: TMA231315 Novartis Pharmaceuticals Canada Inc	Trademark	Perpetuity
Tribute Pharmaceuticals Canada Inc.	Fiorinal Reg no: TMA285639 Novartis Pharmaceuticals Canada Inc	Trademark	Perpetuity
Tribute Pharmaceuticals Canada Inc.	Soriatane Trademarks TMA436505	License to use Trademarks	December 31, 2018

Grantor	Name / Identifier of IP or License	Type of IP (e.g., patent, TM, ©, mask work) or License Agreement	Expiration Date (if a License, expiration of License and Licensed Property)
Tribute Pharmaceuticals Canada Inc.	Bezalip SR Trademarks TMA247035	License to use Trademarks	December 31, 2018
Tribute Pharmaceuticals Canada Inc.	License Agreement for Bezalip and Soriatane in Canada	License Agreement	December 31, 2018
Tribute Pharmaceuticals Canada Ltd.	License Agreement for Bezalip in the United States	License Agreement	N/A
Tribute Pharmaceuticals Canada Ltd.	License Agreement for Cambia in Canada	License Agreement	December 31, 2025
Tribute Pharmaceuticals Canada Inc.	License Agreement for MycoVa in Canada	License Agreement	December 30, 2026
Tribute Pharmaceuticals Canada Inc	Asset Purchase for Fiorinal from Novartis	Asset Purchase Agreement	N/A
Tribute Pharmaceuticals Canada Inc	License Agreement for Visken, Viskazide from Novartis	License Agreement	In perpetuity
Tribute Pharmaceuticals Canada Inc	Supply (Transition) Agreement for Visken, Viskazide, & Fiorinal from Novartis	Transition Agreement	Approximately 1 year or upon the transfer of marketing authorizations

[APPLIES TO License Agreements ONLY]

Name and Address of Licensor	Name and Date of License Agreement	Exclusive License? (Yes/No)	Restrictions to grant a lien, assign or sublicense? (Yes/No)	Default or Termination affect Agent’s ability to sell or assign? (Yes/No)
Actavis Group PTC ehf Reykjavikurve gi 76-78 P.O. Box 420 IS-220 Hafnarfjodor, Iceland	Sales Marketing and Distribution Agreement (re Bezalip and Soriatane) dated June 30, 2008 as amended on January 1, 2010 and on March 31, 2011	No	Lien - restricted Subcontracting/sublicensing - restricted Assignment - restricted	Yes
Actavis Group PTC ehf Reykjavikurve gi 76-78 P.O. Box 420 IS-220 Hafnarfjodor, Iceland	Product Development and Profit Share Agreement (re Bezalip) dated May 4, 2011	Yes	Lien - no restriction Sublicense - no restriction Assignment - restricted	Yes
Nautilus Neurosciences, Inc. 135 Rte. 202-206 Suite 4 Bedminste, NJ 07921	License Agreement dated November 9, 2010 re Cambia	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted	Yes
Nautilus Neurosciences, Inc. 135 Rte. 202-206 Suite 4 Bedminster, NJ 07921	Trademark License Agreement dated November 9, 2010 re Cambia	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted	Yes
NexMed (U.S.A.), Inc. 11975 El Camino Real, Suite 300, San Diego, CA 92130	License Agreement dated December 30, 2011 re MycoVa	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted	Yes
Novartis AG & Novartis Pharma AG & Novartis Pharmaceuticals Canada Inc.	License Agreement dated on or about October 2, 2014 re Visken & Viskazide	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted (need consent)	Yes
Novartis AG & Novartis Pharma AG & Novartis Pharmaceuticals Canada Inc.	Supply Agreement dated on or about October 2, 2014 re Visken & Viskazide & Fiorinal & Fiorinal C	Yes	Lien - no restriction Sublicense - restricted Assignment - restricted (need consent)	Yes

SCHEDULE 6

DEPOSIT ACCOUNTS AND OTHER ACCOUNTS